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                                                                    Exhibit 10.1


                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN

                           (As Amended March 1, 2005)


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                                TABLE OF CONTENTS
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I.       THE PLAN................................................................................................1

         1.1      Purpose........................................................................................1

         1.2      Administration and Authorization; Power and Procedure..........................................1

         1.3      Participation..................................................................................3

         1.4      Shares Available for Awards; Share Limits......................................................3

         1.5      Grant of Awards................................................................................4

         1.6      Award Period...................................................................................4

         1.7      Limitations on Exercise and Vesting of Awards..................................................4

         1.8      Acceptance of Notes to Finance Exercise........................................................5

         1.9      No Transferability.............................................................................6

II.      EMPLOYEE OPTIONS........................................................................................7

         2.1      Grants.........................................................................................7

         2.2      Option Price...................................................................................7

         2.3      Limitations on Grant and Terms of Incentive Stock Options......................................7

         2.4      Limits on 10% Holders..........................................................................8

III.     STOCK APPRECIATION RIGHTS...............................................................................8

         3.1      Grants.........................................................................................8

         3.2      Exercise of Stock Appreciation Rights..........................................................8

         3.3      Payment........................................................................................9

         3.4      Limited Stock Appreciation Rights..............................................................9

IV.      RESTRICTED STOCK AWARDS.................................................................................9

         4.1      Grants.........................................................................................9

         4.2      Restrictions..................................................................................10

         4.3      Return to the Corporation.....................................................................11

V.       PERFORMANCE SHARE AWARDS AND STOCK BONUSES.............................................................11

         5.1      Grants of Performance Share Awards............................................................11

         5.2      Special Performance-Based Share Awards........................................................11

         5.3      Grants of Stock Bonuses.......................................................................13

         5.4      Deferred Payments.............................................................................13
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                                TABLE OF CONTENTS
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VI.      OTHER PROVISIONS.......................................................................................13

         6.1      Rights of Eligible Employees, Participants and Beneficiaries..................................13

         6.2      Adjustments; Acceleration.....................................................................14

         6.3      Effect of Termination of Employment...........................................................15

         6.4      Compliance with Laws..........................................................................16

         6.5      Tax Withholding...............................................................................16

         6.6      Plan Amendment, Termination and Suspension....................................................17

         6.7      Privileges of Stock Ownership.................................................................17

         6.8      Effective Date of the Plan....................................................................18

         6.9      Term of the Plan..............................................................................18

         6.10     Governing Law; Construction; Severability.....................................................18

         6.11     Captions......................................................................................18

         6.12     Effect of Change of Subsidiary, Division, or Unit Status......................................19

         6.13     Non-Exclusivity of Plan.......................................................................19

VII.     NON-EMPLOYEE DIRECTOR OPTIONS..........................................................................19

         7.1      Participation.................................................................................19

         7.2      Annual Option Grants..........................................................................19

         7.3      Option Price..................................................................................19

         7.4      Option Period and Exercisability..............................................................20

         7.5      Termination of Directorship...................................................................20

         7.6      Adjustments...................................................................................20

         7.7      Acceleration Upon a Change in Control Event...................................................21

VIII.    DEFINITIONS............................................................................................21

         8.1      Definitions...................................................................................21
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      An extra section break has been inserted above this paragraph. Do not
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                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN

                           (As Amended March 1, 2005)


                                  I. THE PLAN

1.1 PURPOSE

      The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with Awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article VII. "Corporation" means International Game Technology, a Nevada corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VIII.

1.2 ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE

      (a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

      (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

            (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive any Awards;

            (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such individuals, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

            (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or as among Participants);

            (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;


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            (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

            (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6;

            (vii) to adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Committee may deem appropriate, in each case subject to Sections 1.4 and 6.6, and provided that in no case (except due to an adjustment contemplated by Section 6.2 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any Option or Stock Appreciation Right; and

            (viii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, Non-Employee Directors shall be eligible for the Nonqualified Stock Option grants contemplated by Article VII and the provisions of Article VII shall be automatic and, to the maximum extent possible, self-effectuating.

      (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

      (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

      (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to a third-party administrator or to individuals who are officers or employees of the Company.


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1.3 PARTICIPATION

      Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive the Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article VII but shall not be eligible for any other Awards under this Plan.

1.4 SHARES AVAILABLE FOR AWARDS; SHARE LIMITS

      Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration. Subject to adjustment as provided in or pursuant to this Section 1.4 or Section 6.2:

      (a) Aggregate Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan, other than Nonqualified Stock Options granted to Non-Employee Directors pursuant to Article VII, shall not exceed 23,800,000 shares of Common Stock. The maximum number of shares of Common Stock that may be delivered pursuant to all Nonqualified Stock Options granted to Non-Employee Directors pursuant to Article VII shall not exceed 1,200,000 shares of Common Stock.

      (b) Individual Limits. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that are granted under this Plan during any fiscal year to any individual shall not exceed 4,000,000 shares. Additional limits are in Section 5.2(c).

      (c) Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Options intended as Incentive Stock Options granted under this Plan shall not exceed 23,800,000.

      (d) Limit on Full-Value Awards. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan, other than those described in the next sentence, is 2,205,000 shares. This limit on so-called "full-value awards" does not apply, however, to (1) shares delivered in respect of compensation earned but deferred, (2) shares delivered in respect of Option grants, or (3) shares delivered in respect of Stock Appreciation Right grants (provided that the exercise price per share of Common Stock under the related Award, if applicable, or the initial share value specified in such Stock Appreciation Right is not less than the fair market value of a share of Common Stock on the date of grant).

      (e) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the applicable limit under Section 1.4(a) or other


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any other limit set forth above in this Section 1.4. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan and shall not count against the applicable limit under Section 1.4(a) or any other limit set forth above in this
Section 1.4. In instances where a Stock Appreciation Right or other Award is settled in cash or any form other than shares of Common Stock, no shares shall be counted against the applicable limit under Section 1.4(a) or any other limit set forth above in this Section 1.4. The payment of cash dividends and dividend equivalents in conjunction with outstanding Awards shall not be counted against the shares available for issuance under this Plan. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the shares available for issuance under this Plan.

      (f) Section 162(m). Adjustments to the share limit set forth in Section 1.4(a) as well as the other limits set forth above are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

1.5 GRANT OF AWARDS

      Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6 AWARD PERIOD

      Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

1.7 LIMITATIONS ON EXERCISE AND VESTING OF AWARDS

      (a) Exercise. Unless the Committee expressly provides otherwise, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.


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      (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(b) or 7.3, as the case may be.

      (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 ACCEPTANCE OF NOTES TO FINANCE EXERCISE

      The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

      (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

      (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

      (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

      (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

      (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

      (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.


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1.9 NO TRANSFERABILITY

      (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

      (b) Exceptions. The Committee may permit Awards to be exercised by certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

      (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

            (i) transfers to the Corporation,

            (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (iii) transfers pursuant to a QDRO if approved or ratified by the Committee,

            (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

            (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

      (d) Limitations on Incentive Stock Options and Restricted Stock Awards. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.


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                              II. EMPLOYEE OPTIONS

2.1 GRANTS

      One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

2.2 OPTION PRICE

      (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but in no case shall such purchase price be less than 100% (110% in the case of an Option intended as an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the Award Date.

      (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. Any shares of Common Stock used to satisfy the exercise price of an Option that were initially acquired upon exercise of a stock option must have been owned by the Participant for at least six months prior to such use.

      In addition to the payment methods described above, the Committee may, in its discretion, provide that an Option can be exercised in accordance with such cashless exercise procedures as the Committee may adopt in the circumstances.

2.3 LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS

      (a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.


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      (b) Option Period. Each Incentive Stock Option and all rights thereunder shall expire no later than ten years after the Award Date.

      (c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4 LIMITS ON 10% HOLDERS

      No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                         III. STOCK APPRECIATION RIGHTS

3.1 GRANTS

      In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Employee either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2 EXERCISE OF STOCK APPRECIATION RIGHTS

      (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

      (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised and settled in the form of Common Stock (as opposed to cash or other property), the number of underlying shares as to which the exercise related shall be counted against the applicable share limit(s) under Section 1.4 as opposed to only counting the number of shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due to the Participant with respect to such exercise is 15,000 shares, 100,000 shares shall be charged against the applicable share limit(s) under Section 1.4 with respect to such exercise.) See
Section 1.4(e) as to Stock Appreciation Rights paid in a form other than a Common Stock payment. The number of shares subject to a Stock Appreciation Right, and the related Option (if any), of a Participant shall be reduced by the number of underlying shares as to which the Stock Appreciation Right is exercised.


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      (c) Stand-Alone Stock Appreciation Rights. A Stock Appreciation Right
granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement.

3.3 PAYMENT

      (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

            (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

            (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

      (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS

      The Committee may grant to any Eligible Employee Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

                          IV. RESTRICTED STOCK AWARDS

4.1 GRANTS

      (a) Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law), the extent (if any) to which and the time (if ever) at


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which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions (which may be based on performance criteria, the passage of time or such other facts as the Committee may provide or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than 12 months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

      (b) Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Employee a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

      (c) Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit restricted stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

4.2 RESTRICTIONS

      (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award and rights in respect to Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares (or units in the case of a Stock Unit Award) have lapsed and the shares have become vested (or amounts paid in respect of the Stock Units).

      (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

Restricted Stock Awards and Stock Unit Awards may include dividend equivalent rights to the extent authorized by the Committee.

      (c) Cash Payments. If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares or Stock Units which cease to be eligible for vesting.

4.3 RETURN TO THE CORPORATION

      Unless the Committee otherwise expressly provides, restricted shares or Stock Units that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, in such manner and on such terms as the Committee shall therein provide.

                 V. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1 GRANTS OF PERFORMANCE SHARE AWARDS.

      The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS.

      Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation on a consolidated, segment, subsidiary, business division, channel or other operating group basis, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of Section 5.3(a) in order for such Award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

      (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be key employees (including officers) of the Company.

      (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

      (c) Maximum Performance-Based Award. Notwithstanding any other provision of this Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying Stock Appreciation Rights which shall be subject to the limit set forth in Section 1.4(b)) that are granted to any one Participant in any one fiscal year shall not exceed 4,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any fiscal year as Performance-Based Awards shall not exceed $3,000,000.

      (d) Committee Certification. Before any Performance-Based Award under this
Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

      (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

      (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

5.3 GRANTS OF STOCK BONUSES.

      The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4 DEFERRED PAYMENTS.

      The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

                              VI. OTHER PROVISIONS

6.1 RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES

      (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

      (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

      (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2 ADJUSTMENTS; ACCELERATION

      (a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

            (1) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any outstanding Awards, or

            (2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise or strike price of the Award. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

      (b) Acceleration of Awards Upon Change in Control. As to any Eligible Employee, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock and Stock Units shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to acceleration does not occur.

      (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) or Section 7.7 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change in Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Board or the Committee through a plan or reorganization or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

      (d) Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.3 EFFECT OF TERMINATION OF EMPLOYMENT

      (a) General. The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

      (b) Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to Section 6.12 and the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, Stock Unit Award or other Award, to the extent such Award has not vested as of the termination of the Participant's employment shall terminate on the date the Participant ceases to be employed by the Company without further payment or benefit of any kind; and any Option theretofore outstanding shall terminate.

      (c) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.4 COMPLIANCE WITH LAWS

      This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock, the acceptance or promissory notes and/or payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5 TAX WITHHOLDING

      (a) Cash or Shares. Upon any exercise, vesting or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In the event shares are withholding to satisfy tax withholding obligations, in no event shall the number of shares withheld exceed the number required to satisfy the minimum required withholding.

      (b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

6.6 PLAN AMENDMENT, TERMINATION AND SUSPENSION

      (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Without limiting the generality of the foregoing, the Board may, at any time, amend any or all of the provisions of Article VII relating to Nonqualified Stock Option grants to Non-Employee Directors. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

      (b) Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

      (c) Amendment to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

      (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7 PRIVILEGES OF STOCK OWNERSHIP

      Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN

      The effective date of this Plan shall be the date that it is first approved by the Board (the "Effective Date").

6.9 TERM OF THE PLAN

      No Award shall be granted after the close of business on the day before the tenth anniversary of the Effective Date of this Plan (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

6.10 GOVERNING LAW; CONSTRUCTION; SEVERABILITY

      (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

      (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

      (c) Plan Construction.

                  (1) Rule 16b-3. It is the intent of the Corporation that the
            Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

                  (2) Section 162(m). It is the further intent of the
            Corporation that (to the extent the Corporation or Awards under this Plan may be or become subject to limitations on deductibility under
            Section 162(m) of the Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

6.11 CAPTIONS

      Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 EFFECT OF CHANGE OF SUBSIDIARY, DIVISION, OR UNIT STATUS

      For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company. A termination of employment shall also be deemed to occur if an employee is employed in a Company division or business unit and, in connection with the sale, spin-off or other divestiture of that division or unit, the employee's employment is terminated and the employee does not otherwise continue as an employee of the Company. In the event of a sale, spin-off, or other divestiture of a Subsidiary, Company division or business unit, each employee who incurs a termination of employment in connection therewith (as determined by the Committee in its sole discretion) in accordance with either of the two preceding sentences shall be deemed to have been fully vested in his or her Awards immediately prior to such termination.

6.13 NON-EXCLUSIVITY OF PLAN

      Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                       VII. NON-EMPLOYEE DIRECTOR OPTIONS

7.1 PARTICIPATION

      Options under this Article VII shall be made only to Non-Employee
Directors.

7.2 ANNUAL OPTION GRANTS

      (a) Time of Initial Grant. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board of Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 40,000 shares.

      (b) Subsequent Annual Options. In each calendar year during the term of this Plan, commencing in 2003, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 24,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election).

      (c) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4 shall be prorated within such limitation.

7.3 OPTION PRICE

      The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

7.4 OPTION PERIOD AND EXERCISABILITY

      Each Option granted under this Article VII and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall become exercisable at the rate of 33-1/3% per year as follows:

            (a) the first installment shall vest on the earlier of (i) the first anniversary of the applicable Award Date or (ii) the Corporation's annual meeting of stockholders that occurs in the year following the year in which the Award Date occurs;

            (b) the second installment shall vest on the earlier of (i) the second anniversary of the applicable Award Date or (ii) the Corporation's annual meeting of stockholders that occurs in the second year following the year in which the Award Date occurs;

            (c) the third installment shall vest on the earlier of (i) the third anniversary of the applicable Award Date or (ii) the Corporation's annual meeting of stockholders that occurs in the third year following the year in which the Award Date occurs.

7.5 TERMINATION OF DIRECTORSHIP

      If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised within a period of thirty (30) days after the date of such termination or until the expiration of the stated term, whichever first occurs.

7.6 ADJUSTMENTS

      Options granted under this Article VII shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's action in respect thereof satisfy applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation (or, if stockholder approval of such agreement is not required, by the Board), and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

7.7 ACCELERATION UPON A CHANGE IN CONTROL EVENT

      Upon the occurrence of a Change in Control Event, each Option granted under Section 7.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article VII is not exercised prior to
(i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 7.6 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                               VIII. DEFINITIONS

8.1 DEFINITIONS

      (a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, Cash-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

      (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

      (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

      (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

      (e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of the descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

      (f) "Board" shall mean the Board of Directors of the Corporation.

      (g) "Cash-Based Awards" shall mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

      (h) "Cash Flow" shall mean cash and cash equivalents derived from either
(i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.


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

      (i) "Change in Control Event" shall mean any of the following:

                  (1) The dissolution or liquidation of the Corporation (other than in the context of a transaction that does not constitute a Change in Control event under clause (2) below);

                  (2) Consummation of a merger, consolidation, or other
            reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets to, one or more entities that are not Subsidiaries (a "Business Combination"), as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity or a parent ("Successor Entity") thereof immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before the Business Combination (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

                  (3) Any "person" (as such term is used in Section 13(d) and
            14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than (i) an acquisition directly from the Company, (ii) an acquisition by the Company, or (iii) an acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

                  (4) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least a majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

      (j) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (k) "Commission" shall mean the Securities and Exchange Commission.


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

      (l) "Committee" shall mean the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of any decision with respect to an Award intended to satisfy the requirements of
Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

      (m) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

      (n) "Company" shall mean, collectively, the Corporation and its domestic or foreign Subsidiaries or divisions.

      (o) "Corporation" shall mean International Game Technology, a Nevada corporation, and its successors.

      (p) "Eligible Employee" shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company.

      (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (s) "Fair Market Value" or any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization, or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.


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

      (t) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

      (u) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

      (v) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

      (w) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

      (x) "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan or a Non-Employee Director who has received a Nonqualified Stock Option under Article VII.

      (y) "Performance-Based Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

      (z) "Performance Goals" shall mean earnings per share, or Cash Flow, or total stockholder return, or revenue growth, or operating income, or net earnings (before or after interest, taxes, depreciation and/or amortization), or return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof.

      (aa) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

      (bb) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

      (cc) "Plan" shall mean this 2002 Stock Incentive Plan.

      (dd) "QDRO" shall mean a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.


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

      (ee) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

      (ff) "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

      (gg) "Retirement" shall mean retirement with the consent of the Company, or in the case of a Non-Employee Director, a retirement or resignation as a director after at least eight years service as a director.

      (hh) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

      (ii) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

      (jj) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      (kk) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

      (ll) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

      (mm) "Stock Unit" shall mean a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

      (nn) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

      (oo) "Total Disability" shall mean a "permanent and total disability within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.


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